                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  ORCAD, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  ORCAD, INC.
                            9300 S.W. NIMBUS AVENUE
                              BEAVERTON, OR 97008
                                 (503) 671-9500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 13, 1996

                            ------------------------

TO THE STOCKHOLDERS OF
ORCAD, INC.:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of OrCAD, Inc. (the "Company") will be held on Thursday, June 13, 1996, at 1:30 p.m., Pacific Daylight Time, at Embassy Suites Hotel, 900 S.W. Washington Square Road, Tigard, Oregon for the following purposes:

          1. ELECTION OF DIRECTORS. To elect five directors, each for a one-year term;

          2. APPROVAL OF STOCK PURCHASE PLAN. To approve the OrCAD, Inc. 1996 Employee Stock Purchase Plan;

          3. RATIFICATION OF APPOINTMENT OF AUDITORS. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1996; and

          4. OTHER BUSINESS. To transact such other business as may properly come before the meeting, or any adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on May 3, 1996 as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board,

                                          Michael F. Bosworth
                                          President and Chief Executive Officer
Portland, Oregon
May 15, 1996

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  ORCAD, INC.
                            9300 S.W. NIMBUS AVENUE
                              BEAVERTON, OR 97008
                                 (503) 671-9500

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 13, 1996
                            ------------------------

                                  INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the stockholders of OrCAD, Inc., a Delaware corporation ("OrCAD" or the "Company"), as part of the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") from holders of the outstanding shares of OrCAD common stock, par value $.01 per share (the "Common Stock"), for use at the Company's Annual Meeting of Stockholders to be held at 1:30 p.m. on June 13, 1996, and at any adjournments or postponements thereof, (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to elect five members of the Board of Directors, approve the Company's 1996 Employee Stock Purchase Plan, ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1996, and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders of OrCAD on or about May 15, 1996.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     The Board of Directors has fixed the close of business on May 3, 1996, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 942 beneficial holders of the 6,507,502 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

     A stockholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, OrCAD, Inc., 9300 S.W. Nimbus Avenue, Beaverton, Oregon 97008, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors will be elected. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     INFORMATION AS TO NOMINEES. The following table sets forth the names of the Board of Directors' nominees for election as a director. Also set forth is certain other information with respect to each such person's age at May 3, 1996, principal occupation or employment during the past five years, the periods during which he has served as a director of OrCAD and positions currently held with OrCAD.

                                           DIRECTOR                      POSITIONS HELD
                                   AGE      SINCE                          WITH ORCAD
                                   ---     --------     ------------------------------------------------
Nominees:
  Michael F. Bosworth............  48        1991       Director, President and Chief Executive Officer
  Stephen W. Director............  52        1991       Director
  John C. Savage.................  48        1991       Director
  Richard P. Magnuson............  40        1991       Director
  James B. Moon..................  49        1995       Director

     Michael F. Bosworth. Mr. Bosworth has served as President, Chief Executive Officer and a member of the Board of Directors of the Company since October 1991. From April 1986 through September 1991, he served as President and Chief Executive Officer of Context Corporation, initially a subsidiary of Mentor Graphics Corporation and later a division of Mentor Graphics Corporation.

     Stephen W. Director. Dr. Director has served as a member of the Board of Directors of the Company since January 1991. Dr. Director has served as the Dean of the College of Engineering and U.A., and Helen Whitaker University Professor of Electrical and Computer Engineering at Carnegie Mellon University since July 1991. In 1982 he founded the SRC-CMU Research Center for Computer-Aided Design and served as its Director from 1982 to 1989. Dr. Director also serves on the Technical Advisory Boards of Nextwave, Inc., LSI Logic Corporation and Autogate Logic, Inc.

     John C. Savage. Mr. Savage has served as a member of the Board of Directors of the Company since September 1991. Since June 1990, Mr. Savage has been Managing General Partner of Glenwood Capital Partners, L.P., and since 1995 has been General Partner of Redwood Partners; both are affiliated venture buyout firms. Mr. Savage also serves as a director of FileNet Corporation, Mattson Technology, Inc., and ELXSI Corporation.

     Richard P. Magnuson. Mr. Magnuson has served as a member of the Board of Directors of the Company since September 1991. He has served as General Partner of Menlo Ventures, a private venture capital firm, since 1984. Mr. Magnuson also serves as a director of several privately-held companies.

     James B. Moon. Mr. Moon has served as a member of the Board of Directors of the Company since December 1995. Mr. Moon has served as the President and the Chief Executive Officer of Protocol Systems, Inc. since 1987. Mr. Moon also serves as the Chairman of the Board of Directors of Protocol Systems, Inc.

     Board of Directors Committees and Nominations by Stockholders. The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit stockholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received by the

Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice of nomination must also set forth certain information specified in Article II, Section 2.10 of the Company's bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder.

     The Board of Directors has appointed a standing Audit Committee which, during the fiscal year ended December 31, 1995, conducted one meeting. The members of the Audit Committee currently are Messrs. Savage and Magnuson. The Audit Committee reviews the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of the Company's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary. The Board of Directors also has appointed a Compensation Committee which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's stock option plans. During the fiscal year ended December 31, 1995, the Compensation Committee held six meetings. The members of the Compensation Committee currently are Messrs. Savage and Magnuson.

     During 1995 the Company's Board of Directors held six meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served.

     Director Compensation. The members of the Company's Board of Directors were not compensated for their service on the Board in 1995, but were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. In addition, under the Company's 1995 Stock Option Plan for Nonemployee Directors (the "1995 Nonemployee Director Plan"), each person, who is a nonemployee director receives certain stock options. See "Stock Option Plans."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. If a quorum is present, the Company's bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company.

                   NAME                    AGE                      POSITION
    -----------------------------------    ---     -------------------------------------------
    Michael F. Bosworth................    48      President and Chief Executive Officer
    P. David Bundy.....................    41      Vice President of Finance and Secretary
    Gerald Fahrenkopf..................    43      Vice President of Research and Development
    James Plymale......................    29      Vice President of Marketing
    Stuart A. Harrington...............    35      Vice President

     Information concerning the principal occupation of Mr. Bosworth is set forth under the heading "Election of Directors." Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below.

     P. David Bundy. Mr. Bundy has served as the Company's Vice President of Finance and Corporate Secretary since November 1991. Mr. Bundy served as Controller upon joining the Company in October 1989.

     Gerald Fahrenkopf. Mr. Fahrenkopf has served as the Company's Vice President of Research and Development since June 1994. From March through May 1994, he served as the Company's Vice President of Marketing, and as Vice President of Engineering Services from March 1993 to March 1994. Mr. Fahrenkopf joined OrCAD in 1988.

     James Plymale. Mr. Plymale has served as the Company's Vice President of Marketing since October 1995. From June 1993 through October 1995, he served as the Company's Director of Product Marketing, and from March 1992 through June 1993, he served as the Company's Product Marketing Manager. From 1990 to March 1992, Mr. Plymale served in various capacities at Phase III Logic.

     Stuart A. Harrington. Mr. Harrington has served as Vice President of the Company since December 1995, and has served as President of OrCAD Japan K.K. since December 1995. Mr. Harrington was a founder of Intelligent Systems, Japan and served as its President from 1990 through November 1995.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and each of the three other most highly compensated executive officers of the Company (the "named executive officers") for the fiscal year ending December 31, 1995.

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                      -------------
                                                                       SECURITIES
                                         ANNUAL COMPENSATION           UNDERLYING
                                    -----------------------------     STOCK OPTIONS        ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR      SALARY       BONUS         GRANTED        COMPENSATION(1)
- - ----------------------------------  ----     --------     -------     -------------     ---------------
Michael F. Bosworth...............  1995     $139,130     $22,639         62,854            $ 1,488
  President and Chief Executive
  Officer
P. David Bundy....................  1995       88,402       4,528         11,428                850
  Vice President of Finance,
  and Secretary
Gerald Fahrenkopf.................  1995      114,540      13,584          8,571              1,119
  Vice President of Research
  and Development
James Plymale.....................  1995       94,580       9,056         14,285                801
  Vice President of Marketing

- - ---------------
(1) Represents matching contribution to 401(k) Plan on behalf of named executive officer.

STOCK OPTIONS

     The following table sets forth information concerning options granted to the named executives during the year ended December 31, 1995 under the Company's 1991 Non-Qualified Stock Option Plan (the "1991 Plan").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                           PERCENT OF                                   VALUE AT ASSUMED
                            NUMBER OF        TOTAL                                    ANNUAL RATES OF STOCK
                            SECURITIES      OPTIONS       EXERCISE                     PRICE APPRECIATION
                            UNDERLYING     GRANTED TO      PRICE                       FOR OPTION TERM (2)
                             OPTIONS       EMPLOYEES        PER        EXPIRATION     ---------------------
           NAME             GRANTED(1)      IN 1995        SHARE          DATE           5%          10%
- - --------------------------  ----------     ----------     --------     ----------     --------     --------
Michael F. Bosworth.......    62,854          22.8%        $ 3.50        10/19/05     $138,350     $350,606
P. David Bundy............    11,428           4.1%          3.50        10/19/05       25,155       63,747
Gerald Fahrenkopf.........     8,571           3.1%          3.50        10/19/05       18,866       47,810
James Plymale.............    14,285           5.2%          3.50        10/19/05       31,443       79,683

- - ---------------
(1) Options granted in 1995 vest ratably over four years.

(2) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the Common Stock compounded annually for a ten-year period. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the Common Stock will appreciate at any particular rate or at all in future years.

OPTION EXERCISES AND HOLDINGS

     The following table provides information, with respect to the named executive officers, concerning the exercise of options granted under the 1991 Plan during the year ended December 31, 1995, and unexercised options held as of December 31, 1995.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                  SHARES                          OPTIONS AT                    OPTIONS AT
                                 ACQUIRED                      DECEMBER 31, 1995           DECEMBER 31, 1995(2)
                                    ON         VALUE      ---------------------------   ---------------------------
             NAME                EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- - -------------------------------  --------   -----------   -----------   -------------   -----------   -------------
Michael F. Bosworth............    62,854     $    --          81,187         107,375    $ 694,018      $ 739,054
P. David Bundy.................        --          --          25,833          17,023      221,956        112,750
Gerald Fahrenkopf..............        --          --          27,143          15,713      233,659        110,047
James Plymale..................        --          --          12,797          30,059      108,820        216,887

- - ---------------

(1) The value realized is based on the difference between the market price at the time of exercise of the options and the applicable exercise price.

(2) Represents the total gain which would be realized if all in-the-money options held at December 31, 1995 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of $9.00 per share at December 31, 1995. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

STOCK OPTION PLANS

  1991 Non-Qualified Stock Option Plan

     The Company's 1991 Non-Qualified Stock Option Plan (the "1991 Plan"), which was approved by the Company's stockholders in October 1991, provides for grants of "non-qualified stock options" which are not qualified for treatment under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to directors, officers, employees or consultants of the Company, or any parent or subsidiary of the Company. The purpose of the 1991 Plan is to provide incentives to the Company's directors, officers, employees and consultants by giving them opportunities to purchase the Company's Common Stock. The 1991 Plan is administered by the Board of Directors. A total of 962,238 shares of Common Stock has been reserved for issuance pursuant to the 1991 Plan. As of December 31, 1995, options to purchase 618,860 shares at a weighted average exercise price of $.52 per share were outstanding.

     The term of each option granted under the 1991 Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1991 Plan may be exercised at such times and under such conditions as determined by the Board of Directors. If a person who has been granted an option ceases to be a director, officer, employee or consultant of the Company other than by reason of death or disability, such person may exercise that option only during the 60 day period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be a director, officer, employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time prior to the earlier of that date which is 180 days after the date of termination or the expiration date of such option, but only to the extent that the option was exercisable on the date of termination. No option granted under the 1991 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by the deceased's estate or personal representative, or by a person who acquired the option by bequest or inheritance, at any time prior to the earlier of 180 days after the date of death or the expiration date of the option, but only to the extent that such option was exercisable at the date of death.

     The exercise price of options granted under the 1991 Plan may not be less than 85% of the fair market value of a share of Common Stock on the last business day prior to the date of grant of the option; provided, however, that if the optionee owns stock representing ten percent (10%) or more of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of a share of Common Stock on the grant date. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Board of Directors and may consist entirely of cash, check, shares of Common Stock, the optionee's personal recourse note or any combination of such methods of payment as permitted by the Board of Directors.

     Options authorized to be granted under the 1991 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1991 Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     The 1991 Plan will continue in effect until October 18, 2001, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may terminate or amend the 1991 Plan at any time, provided that no action of the Board of Directors may alter or impair the rights of an optionee under any option previously granted, without his consent.

     Set forth below is information as to the number of stock options that have been granted under the 1991 Plan to the persons and groups identified in the table as of December 31, 1995. The closing price of the Common Stock on the Nasdaq Stock Market was $13.75 on May 3, 1996.

                    NAME AND PRINCIPAL POSITION                         NUMBER OF OPTIONS GRANTED
- - --------------------------------------------------------------------    -------------------------
Michael F. Bosworth.................................................             188,563
  President and Chief Executive Officer
P. David Bundy......................................................              42,856
  Vice President of Finance and Secretary
Gerald Fahrenkopf...................................................              42,856
  Vice President of Research and Development
James Plymale.......................................................              42,856
  Vice President of Marketing
Executive Officers as a group (4 persons)...........................             317,130
Directors (other than Executive Officers) as a group (4 persons)....              11,428
Employees (other than Executive Officers) as a group (89 persons)...             328,844

  1995 Stock Option Plan for Nonemployee Directors

     Nonemployee members of the Board of Directors participate in the Company's 1995 Stock Option Plan for Nonemployee Directors (the "1995 Nonemployee Director Plan"), which was adopted to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain experienced and knowledgeable nonemployee directors and to encourage them to acquire an increased proprietary interest in the Company. Under the 1995 Nonemployee Director Plan, each person who becomes a nonemployee director automatically receives an initial option to purchase 20,000 shares of the Company's Common Stock at the time such person is first elected to the Board of Directors. Each nonemployee director automatically receives additional annual grants of options to purchase 5,000 shares after each annual meeting of stockholders, provided the nonemployee director continues to serve in that capacity. Options vest ratably over a four-year period from the date of grant. Set forth below is a summary of the material terms of the 1995 Nonemployee Director Plan.

     Each option expires ten years from the date of its grant. Outstanding options will expire earlier if an optionee terminates service as a director before the end of the ten year term. If an optionee terminates service as a director for any reason other than retirement, total disability or death, the option will automatically expire 90 days after the date of termination. If an optionee dies or terminates service due to retirement or disability, the options then outstanding will expire one year after the date of death or termination or on the stated expiration date, whichever is earlier. Options are not assignable during the lifetime of the optionee.

     The exercise price of options granted under the 1995 Nonemployee Director Plan may not be less than the fair market value of a share of Common Stock on the date of grant of the option. Payment of the option exercise price may be in cash or, to the extent permitted by the Compensation Committee, by delivery of previously owned Company stock having a fair market value equal to the option exercise or a combination of cash and stock. The Compensation Committee may also permit "cashless" option exercises by allowing optionees to surrender portions of their options in payment for the stock to be received.

     All options granted under the 1995 Nonemployee Director Plan are non-qualified -- not intended to qualify under Section 422 of the Code. No gain will be recognized by the optionee at the time of a grant. Generally, at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the Company will receive a tax deduction for the same amount. At the time the optionee disposes of the shares, the appreciation or depreciation of the shares since the option was exercised will be treated as either a short or long term capital gain, depending on how long the shares have been held.

     The 1995 Nonemployee Director Plan continues in effect until terminated by the Board of Directors or by the stockholders but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1995 Nonemployee Director Plan at any time, provided that no amendment regarding amount, price or timing of the grants may be made more than once every six months other than to comport with changes in certain requirements of the Securities Exchange Act of 1934 and the Code. Amendments that would materially increase the number of shares that may be issued, materially modify the requirements as to eligibility of 1995 Nonemployee Director Plan participation, or materially increase the benefits to 1995 Nonemployee Director Plan participants must be approved by the stockholders.

     The number of options which may be granted under the 1995 Nonemployee Director Plan in any fiscal year may not exceed 100,000, subject to stock splits and similar events. A total of 500,000 shares of Common Stock has been reserved for issuance upon exercise of stock options granted under the 1995 Nonemployee Director Plan. Options that are forfeited or terminated will again be available for grant. On December 15, 1995, options to purchase 20,000 shares of Common Stock were granted to James B. Moon upon his appointment to the Board of Directors at an exercise price of $7.88. Options to purchase an aggregate of 20,000 shares of Common Stock will be granted to the Company's four nonemployee directors immediately after the Annual Meeting. The closing price of the Common Stock on the Nasdaq Stock Market was $13.75 on May 3, 1996.

  1995 Stock Incentive Plan

     The Company's 1995 Stock Incentive Plan (the "1995 Incentive Plan"), which was approved by the Board of Directors as of December 1, 1995 and approved by the Company's stockholders on December 15, 1995, provides for grants of both "incentive stock options" within the meaning of Section 422 of the Code and "non-qualified stock options" which are not qualified for treatment under
Section 422 of the Code, and for direct stock grants and sales to employees or consultants of the Company. The purposes of the 1995 Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the employees and consultants of the Company and to promote business. The 1995 Incentive Plan is administered by the Compensation Committee of the Board of Directors. A total of 2,000,000 shares of Common Stock are currently reserved for issuance pursuant to the 1995 Incentive Plan. As of December 31, 1995, no options had been granted under the 1995 Incentive Plan.

     The term of each option granted under the 1995 Incentive Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1995 Incentive Plan may be exercised at such times and under such conditions as determined by the Compensation Committee. If a person who has been granted an option ceases to be an employee or consultant of the Company, such person may exercise that option only during the three month period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be an employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time within twelve months after the date of termination, but only to the extent that the option was exercisable on the date of termination. No option granted under the 1995 Incentive Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance during the twelve month period after the date of death to the extent that such option was exercisable at the date of death.

     The exercise price of options granted under the 1995 Incentive Plan may not be less than the fair market value of a share of Common Stock on the last market trading day prior to the date of grant of the option. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Compensation Committee and may consist entirely of cash, check, shares of Common Stock or any combination of such methods of payment as permitted by the Compensation Committee.

     Certain options authorized to be granted under the 1995 Incentive Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the 1995 Incentive Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1995 Incentive Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     The 1995 Incentive Plan will continue in effect until December 2005, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1995 Incentive Plan at any time, provided that no amendment regarding amount, price or timing of the grants may be made more than once every six months other than to conform with changes in certain Securities Exchange Act and Internal Revenue Code requirements. Amendments that would materially increase the number of shares that may be issued, materially modify the requirements as to eligibility for Plan participation, or materially increase the benefits to Plan participants must be approved by the Company's stockholders.

SECTION 16 REPORTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish the Company with copies of all Section 16(a) reports they file. The Company was not subject to the requirements of the 1934 Act during 1995.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     The following is a description of certain transactions and relationships entered into or existing since January 1, 1994 between the Company and certain affiliated parties. The Company believes that the terms of such transactions were no less favorable to the Company than could have been obtained from the unaffiliated party.

     On December 2, 1995, the Company issued an aggregate of 426,468 shares of Common Stock to the stockholders of Intelligent Systems Japan in exchange for all of its issued and outstanding shares of capital stock. Stuart A. Harrington, who became Vice President of the Company as a result of the acquisition, was president and a stockholder of ISJ and received 106,617 shares of Common Stock in consideration for the ISJ capital stock owned by him at the time of the acquisition. Mr. Harrington is also President of International Interfaces, a company which provided management consulting services to ISJ during the year ended December 31, 1995 in the amount of approximately $520,000.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the ownership of the Common Stock as of May 3, 1996, with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's nominees for election as director, (iv) each of the Company's named executive officers, and (v) all directors and executive officers as a group.

                                                         SHARES OF COMMON
                                                              STOCK
                                                           BENEFICIALLY       PERCENT OF COMMON
                 NAME AND BUSINESS ADDRESS                  OWNED (1)         STOCK OUTSTANDING
    ---------------------------------------------------  ----------------     -----------------
    Entities affiliated with
      Glenwood Capital Investment Partners.............        948,296               14.6%
      John C. Savage(2)
      Building 4, Suite 230
      3000 Sand Hill Road
      Menlo Park, California 94025
    Menlo Ventures IV, L.P. ...........................        667,914               10.3
      Richard P. Magnuson(3)
      Building 4, Suite 100
      3000 Sand Hill Road
      Menlo Park, California 94025
    Stephen W. Director................................         10,298             *
    James B. Moon......................................          2,084             *
    Michael F. Bosworth................................        157,136                2.4
    P. David Bundy.....................................         28,214             *
    Gerald Fahrenkopf..................................         29,523             *
    James Plymale......................................         17,265             *
    Stuart A. Harrington...............................        106,617                1.6
    Executive Officers and Directors
      as a group (9 persons)...........................      1,967,347               29.4

- - ---------------
 *  less than one percent

(1) Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from May 3, 1996 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person. The number of shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of May 3, 1996, is as follows: Mr. Director -- 10,298; Mr. Savage -- 0; Mr. Magnuson -- 1,667; Mr.
    Moon -- 2,084; Mr. Bosworth -- 94,282; Mr. Bundy -- 28,214; Mr.
    Plymale -- 17,265; Mr. Fahrenkopf -- 29,523; Mr. Harrington -- 0, and all directors and officers as a group -- 183,333. The table does not include shares subject to options that will be granted to Messrs. Director, Savage, Magnuson and Moon under the 1995 Stock Option Plan for Nonemployee Directors immediately after the Annual Meeting.

(2) Includes 814,905 shares beneficially owned by Glenwood Capital Investment Partners I, L.P. and 133,391 shares beneficially owned by Glenwood Ventures II, L.P. Mr. Savage is a director of the Company and is Managing Partner of Glenwood Capital Partners, L.P. Mr. Savage may be deemed to share voting and investment powers with respect to these entities but disclaims beneficial ownership of such shares held by entities affiliated with Glenwood Capital Investment Partners except to the extent Mr. Savage has a pecuniary interest.

(3) Mr. Magnuson is a director of the Company and is a partner of the general partner of Menlo Ventures IV, L.P.

                 APPROVAL OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     On February 1, 1996, the Board of Directors adopted, subject to stockholder approval, the OrCAD, Inc. 1996 Employee Stock Purchase Plan (the "ESPP"). The purpose of the ESPP is to attract and retain qualified employees essential to the success of the Company, and to provide such persons with an incentive to perform in the best interests of the Company. The following is a summary of the basic terms and provisions of the ESPP, a complete copy of which is attached to this Proxy Statement as Exhibit A.

     The ESPP is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the power to make and interpret all rules and regulations it deems necessary to administer the ESPP and has broad authority to amend the ESPP, subject to certain amendments requiring stockholder approval.

     All regular employees of the Company and its subsidiaries, including the Company's officers, are eligible to participate in the ESPP if they: (i) are employed in a position with regular hours of 20 or more hours a week and (ii) are employed more than five months in any calendar year. Eligible employees may elect to contribute from 1% to 10% of their cash compensation during each pay period. The ESPP provides for two annual six-month offering periods, beginning on May 1 and November 1 each year (the "Enrollment Dates"). During the offering periods, participants accumulate funds in an account via payroll deduction. At the end of each six-month offering period, the purchase price is determined and the accumulated funds are used to automatically purchase shares of Common Stock. The purchase price per share is equal to 85% of the lower of the fair market value of the Common Stock (i) on the beginning date of the offering period or
(ii) the end of the Offering Period. Unless a participant files a withdrawal notice before the beginning of the next offering period, such participant will automatically be re-enrolled for the next offering period.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Upon termination of a participant's employment for any reason the payroll deductions credited to the participant's account will be returned to the participant. Any remaining balances will be returned to the participant, or his or her beneficiary. As of May 3, 1996, there were 106 employees of the Company eligible to participate in the ESPP.

     The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the ESPP either at the time of enrollment or at any purchase date within an offering period.

     If the participant disposes of shares purchased pursuant to the ESPP more than two years from the Enrollment Date and more than one year from the date on which the shares were purchased, the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (ii) 15% of the fair market value of the shares on the Enrollment Date. Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. The Company is not entitled to take a deduction for the amount of the discount in circumstances indicated above.

     If the participant disposes of shares purchased pursuant to the ESPP within two years after the Enrollment Date or within one year after the purchase date, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

     The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning qualified employee stock purchase plans.

     The proposal must be approved by the holders of at least a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are treated as "no" votes in determining whether the proposal is approved. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ESPP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending December 31, 1996, subject to ratification of such appointment by the Company's stockholders.

     Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 1996. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy statement and form of proxy relating to the Company's 1997 annual meeting of stockholders must be received by the Company not later than January 15, 1997, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission (the "SEC"). In addition, the Company's Bylaws require that notice of stockholder proposals and nominations for director be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, stockholders may deliver such notice not later than the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the stockholders at the 1996 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                              COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Also, Alan Nelson & Co. may solicit proxies at an approximate cost of $1,000.00 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995 accompanies this Proxy Statement.

                                          By Order of the Board of Directors

                                          Michael F. Bosworth
                                          President and Chief Executive Officer

Beaverton, Oregon
May 15, 1996

                                                                       EXHIBIT A

                                  ORCAD, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following provisions constitute the OrCAD, Inc. 1996 Employee Stock Purchase Plan.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. DEFINITIONS.

        2.1 "Account" shall mean each separate account maintained for a Participant under the Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Common Stock. A Participant shall be fully vested in the cash contributions to his or her account at all times. The Plan Administrator may create special types of accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

        2.2  "Board" shall mean the Board of Directors of the Company.

        2.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.4  "Committee" shall mean the Compensation Committee of the Board.

        2.5  "Common Stock" shall mean the Common Stock of the Company.

        2.6  "Company" shall mean OrCAD, Inc., a Delaware corporation.

        2.7 "Compensation" shall mean all base straight time gross earnings plus payments for overtime, shift premiums and sales commissions, but excluding incentive compensation, incentive payments, bonuses, awards, and other compensation.

        2.8 "Designated Subsidiary" shall mean each Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        2.9 "Employee" shall mean an individual who renders services to the Company or to a Designated Subsidiary pursuant to a regular-status employment relationship with such employer. A person rendering services to the Company or to a Designated Subsidiary purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

        2.10  "Enrollment Date" shall mean the first day of each Offering
Period.

        2.11  "Fair Market Value"

           2.11.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the last Trading Day prior to the day of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           2.11.2 If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the last Trading Day prior to the day of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           2.11.3 In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        2.12 "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System or such other quotation system that supersedes it.

        2.13 "Offering Period" shall mean the period of approximately six (6) months, commencing on the first Trading Day on or after a date designated in advance by the Board and terminating on the last Trading Day in the period ending six months later, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to
Section 4 of this Plan.

        2.14 "Participant" shall mean any Employee who is participating in this Plan by meeting the eligibility requirements of Section 3 and has completed a Payroll Deduction Authorization Form.

        2.15 "Payroll Participation Form" shall mean the form attached hereto as Exhibit A (or such other form as may be provided by the Company) on which a Participant shall elect to participate in the Plan and designate the percentage of his or her Compensation to be contributed to his or her Account through payroll deductions.

        2.16  "Plan" shall mean this Employee Stock Purchase Plan.

        2.17  "Purchase Date" shall mean the last day of each Offering Period.

        2.18 "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock (i) on the Enrollment Date or (ii) on the Purchase Date, whichever is lower.

        2.19 "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        2.20 "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company of a Subsidiary.

        2.21 "Trading Day" shall mean a day on which national stock exchanges and NASDAQ are open for trading.

     3. ELIGIBILITY.

        3.1 A person shall become eligible to participate in the Plan on the first Enrollment Date on or after which he or she first meets all of the following requirements; provided, however, that no one shall become eligible to participate in the Plan prior to the Enrollment Date of the first Offering Period provided for in Section 2.13:

           3.1.1 The person's customary period of employment is for more than twenty (20) hours per week;

           3.1.2 The person's customary period of employment is for more than five (5) months in any calendar year.

        3.2 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (under Section 423 of the Code) of the Company and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock

(determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        3.3 For purposes of the Plan, eligibility shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, eligibility to participate in the Plan will be deemed to have terminated on the 91st day of such leave.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with the first Offering Period commencing on a date designated in advance by the Board, and continuing for six month periods thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. PARTICIPATION.

        5.1 An eligible Employee may become a Participant in the Plan by completing a Payroll Participation Form and filing it with the Company's Administration Department (as set forth in Section 20 below) at least fifteen
(15) days prior to the applicable Enrollment Date, unless a later time for filing the Payroll Participation Form is set by the Board for all eligible Employees with respect to a given Offering Period.

        5.2 Payroll deductions for a Participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the Participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

        6.1 At the time a Participant files his or her Payroll Participation Form, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Participant's Compensation during said Offering Period.

        6.2 A Participant shall specify that he or she desires to make contributions to the Plan in whole percentages not less than one percent (1%) and not more than ten percent (10%) of the Participant's Compensation during each pay period in the Offering Period, or such other minimum or maximum percentage as the Board shall establish from time to time.

        6.3 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such Account.

        6.4 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company (as set forth in Section 20 below) a new Payroll Participation Form authorizing a change in payroll deduction rate. A Participant is limited to making one change during an Offering Period. The change in rate shall be effective with the first full payroll period following fifteen (15) days after the Company's receipt of a new Payroll Participation Form unless the Company elects to process a given change in participation more quickly. A Participant's Payroll Participation Form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10.

        6.5 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions shall be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250 (85% of $25,000). Payroll deductions shall recommence at the rate provided in such Participant's Payroll Participation Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

        6.6 At the time the option is exercised, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7. OPTION TO PURCHASE COMMON STOCK. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 12 hereof. Purchase of the Common Stock shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option shall expire on the last day of the Offering Period.

     8. PURCHASE OF COMMON STOCK. Unless a Participant withdraws from the Plan as provided in Section 10.1 below, his or her option for the purchase of Common Stock will be exercised automatically on the Purchase Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. During a Participant's lifetime, a Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of a certificate for the shares of Common Stock purchased with his or her payroll deductions.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

        10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to purchase shares of Common Stock under the Plan by giving written notice in the form of Exhibit B to this Plan (or such other form as may be provided by the Company) to the Company (as set forth in Section 20 below) no less than 15 days immediately preceding a Purchase Date. All of the Participant's payroll deductions credited to his or her Account will be paid to such Participant as soon as practicable after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Payroll Participation Form.

        10.2 Upon termination of a Participant's employment for any reason, including death, disability or retirement, or a Participant failing to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account shall be returned to the Participant; or, in the case of death, to the persons entitled thereto under Section 14, and such Participant's option shall be automatically terminated.

     11. INTEREST. No interest shall accrue on the payroll deductions of a Participant in the Plan.

     12. STOCK.

        12.1 The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18. If on a given Purchase Date the number of shares of Common Stock eligible to be purchased exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        12.2 The Participant will have no interest or voting right in shares covered by his or her option until such shares of Common Stock have been purchased.

        12.3 Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. ADMINISTRATION.

        13.1 Administrative Body. The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable.

        13.2 Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection 13.1, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

     14. DESIGNATION OF BENEFICIARY.

        14.1 A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to a Purchase Date.

        14.2 Such designation of beneficiary may be changed by the Participant at any time by written notice as provided in Section 20 below. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

        18.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

        18.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

        18.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or any equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date") or to cancel each outstanding right to purchase and refund all sums collected from Participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for his option has been changed to the New Purchase Date and that his option will be exercised automatically on the New Purchase Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     19. AMENDMENT OR TERMINATION.

        19.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Purchase Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

        19.2 Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        19.3 If required to qualify the Plan under Rule 16b-3, no amendment shall be made more than once every six months that would change the amount, price or timing of the options, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the Company's stockholders that would:

           19.3.1 materially increase the number of shares of Common Stock that may be issued under the Plan;

           19.3.2 materially modify the requirements as to eligibility for participation in the Plan; or

           19.3.3 otherwise materially increase the benefits accruing to participants under the Plan.

     20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company by the Company's Chief Financial Officer at the Company's corporate headquarters.

     21. CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK. Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the purchase of Common Stock, the Company may require the person purchasing such Common Stock to represent and warrant at the time of any such purchase that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN.

        22.1 The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated pursuant to Section 19.

        22.2 Notwithstanding the above, the Plan is expressly made subject (i) to the approval of the holders of a majority of the outstanding shares of the Company within 12 months after the date the Plan is adopted and (ii) at its election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming the qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted, and if, at the election of the Company a ruling from the Internal Revenue Service is sought but is not received on or before one year after the Plan's adoption by the Board, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to him or her.

     23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                  ORCAD, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of OrCAD, Inc., a Delaware corporation (the "Company"), hereby appoints Michael F. Bosworth and P. David Bundy, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:30 p.m. local time, on Thursday, June 13, 1996 at the Embassy Suites Hotel, 900 S.W. Washington Square Road, Tigard, Oregon, and any adjournments or postponements thereof upon the matters listed herein.

    1. Election of five directors.

 Nominees: Michael F. Bosworth, John C. Savage, Stephen W. Director, Richard P.
                           Magnuson and James B. Moon

 FOR the nominees listed above (except as indicated below) / /   WITHHOLD AUTHORITY to vote for all nominees listed above / /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:

- - --------------------------------------------------------------------------------

      2. Approval of the Company's 1996 Employee Stock Purchase Plan.
                                   FOR        AGAINST     ABSTAIN
                                   / /          / /         / /
      3. Ratification of appointment of auditors.
                                   FOR        AGAINST     ABSTAIN
                                   / /          / /         / /

    4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.
          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

                         (CONTINUED FROM REVERSE SIDE)

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

                                             -----------------------------------
                                             Typed or Printed Name(s)

                                             -----------------------------------
                                             Authorized Signature

                                             -----------------------------------
                                             Title or Authority, if Applicable

                                             -----------------------------------
                                             Date